Private and Confidential

AG
中艺投资集团
ARTCHINA GROUP





ArtChina Group Inc.

China's leading art licensing and marketing business promoting its "Art of Living" lifestyle through the creation and marketing of art themed products and services for affluent Chinese consumers.

(Investors Presentation: Full Version)

Safe Harbor Statement

This presentation includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as the Company or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. Similarly, statements in this release that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements. These and other risks relating to NextMart's business are set forth in our Annual Report on Form 10-K for the period ended September 30, 2009, and other reports filed from time to time with the Securities and Exchange Commission. By making these forward-looking statements, we disclaim any obligation to update these statements for revisions or changes after the date of this release.

Table of contents

* Summary
* Business Description
* Management Team
* Financial forecast
* Appendix

About us

- ArtChina Group Inc. ("ACG"), (to be renamed from NextMart Inc.), is a leading Chinese art licensing and marketing company publicly traded on the NASDAQ OTCBB (**ticker: NXMR**).

- **We act as the "curator" for China's art industry** by aggregating the commercial rights to China's art and creative resources (including artists, artworks, galleries, collectors, and art events) and creating art themed goods and services from existing high end consumer goods, banking products and services, and real estate developments.

- We also act as a **marketer for clients products** by offering unique art related marketing channels that reach China's affluent consumers.

- As an art licensing and marketing company, ACG's business consists of the following **two business operations**:

  1. ***CAE Media***: sale of marketing solutions through our art events and art media marketing channels

  2. ***Artslux***: design and marketing art-themed products lines for existing luxury and high-end goods and services and real estate developments

- Our objective is to promote our "Art of Living" concept to China's affluent consumers by providing an integrated platform offering art related services and products that enable our target consumers to experience art through lifestyle.

- ArtChina Group's head office is located in Beijing, China

Company History

Founding

Company established in June 1972 in Minnesota under the name Land Corporation of America Inc.

On February 2001 through a reverse acquisition, The company acquired a 100% equity stake in SE Global Equities . The company was then renamed SE Global Equities Inc.and conducted a backdoor listing on the Nasdaq Stock exchange.

In 2005, through a reverse acquisition, the company acquired a 100% equity stake in Sun Media holdings.

B2B Sales

In 2006, the company acquired beverage sales company China Focus Channel Development (HK), Ltd., together with a 100% equity stake in Sun media New holdings and entered its B2B sales business.

In October 2006 the company acquired William Brand Administer, Ltd., a women's apparel distribution company.

In October 2006 the company acquired an 80% stake in Beijing Trans Global Logistics Ltd.

Corporate Restructuring

In May 2007 the company was reincorporated in the state of Delaware and changed its name to NextMart, Inc.

In May 2008, NextMart determined to move away from its B2B business to focus on financial advisory services because of the adverse impact of the appreciation of the Chinese currency (yuan) against the US dollar coupled with an already weak US retail market.

On August 1, 2009, Beijing Huahui Investment Co. Ltd became the majority shareholder of Nextmart and through which the company received the commercial rights to 10,000 sq. meters of a hotel. Under the new leadership, develop a network of upscale, private member health clubs in the PRC

On March 3, the agreement with Hua Hui rescinded by Hua Hui because GAAP rules would not allow NextMart to book the value of the commercial income rights to the hotel project.

Art Business

On May 25 2010, the famous Chinese art curator and art industry expert Wang Yihan became the company's Chairperson and CEO and we began to implement our art licensing and marketing business.

On June 22, 2010 Wang Yihan and her company Beijing Chinese Art Exposition Media Co. Ltd ("CIGE") . entered into an Asset Acquisition with NextMart in which the company agreed to purchase certain art marketing rights and channels from CIGE in exchange for issuing 75 million shares to Wang Yihan.

Legal structure



Ms. Wang Yihan
Redrock Capital Venture Ltd. & Affiliates
Other Shareholders
27.96%
42.48%
29.56%
ArtChina Group, Inc.
(to be renamed from NextMart Inc.)
(Listed on NASDAQ OTTCB ticker: NXMR)
100%
Cancer Institute of China Ltd. (BVI) (to be renamed)
Offshore Holding Company
100%
Oxus Cancer Research Ltd. (PRC WFOE) (to be renamed)
Onshore Operating Company

Current outstanding share count: 268,257,763 shares

- Redrock Capital Venture Ltd. and its affiliates: 63,955,086 shares
- Wang Yihan: 75,000,000 shares
- Other shareholders: 79,302,677 shares.

Business Structure

ArtChina Group

CAE Media

Advertising sales agent for art exposition events

- China International Gallery Exposition
- GREEN Exposition

Advertising sales agent for art media

- Gallery Guide Magazine
- Hurun Art Magazine
- China's other top art medias including Publishing/ TV/Online

Producer of art themed branding events

- Art exhibition and branding events

Artslux Marketing Arm

- Leverages advertising channels to market Artslux clients' products to high-end consumers

Artslux

Create art themed product lines for existing brands, which are sold through a clients existing channels.

Products and services we produce include:

1. **High-end consumer goods**
   - Wines, watches, jewelry, electronics, fashion, etc.
2. **Products for Financial Institutions**
   - Gifts and products for banks and hedge funds to give/sell to premier clients
3. **Real Estate**
   - Provide conceptual design for art themed developments like artist studios, artist villages, galleries, etc.

Key Business Assets


Art Events
China International Gallery Exposition
GREEN Exposition
Others
Access high end:
Consumer brands
Financial institutions
& Land Developers
Access to high-end distribution channels
Available through our clients existing channels
ACG
Business Assets
Art Media
Gallery Guide Magazine
Hurun Art Magazine
& Others
Access to China's best artists, galleries, and designers
Consumer Database
Our own existing database plus databases of our clients

* **We own Advertising Sales Rights for *China International Gallery Exposition, GREEN Exposition, and Gallery Guide Magazine*, which means the right to sell and retain the revenues for all event/magazine advertising including:**

- all onsite advertising space for each event, including banners, advertising installations, and product displays
- any corporate sponsorships of the events
- ad space in any of the event's promotional materials, including advertisement for the actual event, event brochures, and event guides

Unique Business Model



Clients
High End
Goods Producers
Real Estate
Companies
Financial
Institutions
Artist/Designer Resources
Artists/Designers
Designer Homes
Galleries
Clients
Product
Development
budgets
Create Art
Themed Products
Clients
Advertising
budgets
ART THEMED PRODUCT LINES
FOR EXISTING BRANDS
High End
Consumer
Goods
Products
for Financial
Institutions
Real Estate
Developments
Sell our art
event/media
advertising
space to third
parties
Leverage our clients
existing brand and
sales channels
Leverage our own
marketing & sales channels
Client Marketing &
Distribution Channels
Market & sell art
products on behalf of
clients for
5-30% of sales
CAE Media Marketing
Channels
Sell goods/services to target consumers
Enhance high-end branding
Affluent Chinese Consumers

High Revenues


Revenue Streams
1
Sale of Advertising Space
2
Sale of Art-Themed Products and Services
Sources of Revenues
Art Event Advertising Sales
Art Media Ad Sales
Art Event Fees
Sponsorship fees
Real Estate Revenue Sharing
Financial Product Revenue Sharing
Consumer Product Revenue Sharing
Other
Projected Revenues (USD million)
15
12
9
6
3
0
2011
$9.51 Million
2012
$11.71 Million

Monetization

CAE Media	Artslux

As an advertisement sales agent for art events and media:
• Receive cash for the sale of all advertising space at any exhibition event hosted by Beijing Chinese Art Exposition Media Co Ltd.
• Receive cash from the sale of all advertising space in Gallery Guide Magazine
• Receive cash fees for art exposition branding events from third party clients
• Receive fees cash for advertising/ marketing services provided to other art media channels such as magazines, art TV shows, websites, etc
	• **For high end consumer products and bank/financial products:**
	  • Revenue sharing (typically 5%-30%) for total sales of an Artslux created product or service. Products are sold by our partners with cash remittance to ACG
	• **For direct equity in a real estate project we:**
	  • Acquire a 2-5% equity position in a local holding company set up to hold all land and development rights for a specific real estate project (the other 95-98% equity typically goes to partner developers and local governments).
	  • Revenues are first booked as the fair market value of the land held by the local project company. Actual cash revenues derived from the development & sale of the land are much higher than the initial book value of the land.
	  • Cash proceeds come in the form of dividends that are paid out every 12 months by the project company once the sale of the developed real estate begins, which typically takes 24-36 months from the time the project is launched (industry norm).
	  • We receive cash consulting fees that are locked into our initial project contract.
	• **Cash commission on sales of a real estate development**

Low Costs

AG
ARTCHINA GROUP

CAE Media Costs

- The majority of the selling operations for our advertising space is outsourced to third party advertising companies, who receive a commission on sales.
- All production costs for advertisements are born by the client, with production being done by a third party professional marketing and advertising company.
- Our staff and administrative costs are kept at a minimum by only employing a limited staff of well trained marketing project managers that coordinate our third party advertising companies.

Artslux Costs

- **For high end consumer products and bank/financial products:**
  - We only pay for all costs associated with the product/ services design (usually done in house).
  - Cost of sales and selling costs are born by our partnered producer.
- **For Real Estate Projects:**
  - We pay for initial planning and design of products, services, and real estate projects (which includes project viability reports and conceptual designs that are is produced by third parties specialists).
  - Our internal costs are limited to 1) core staff for facilitating and coordinating professional services, 2) the initial concept planning, and 3) conducting the necessary government lobbying to promote the project and acquire the land.
  - All architectural and engineering costs, as well as all construction costs are born by each project's real estate developers

Projected Costs (USD1,000,000)


2.0
1.6
1.2
0.8
0.4
0
2011
$1.58 Million
2012
$1.8 Million

Table of contents

- Summary
- Business Description
- Management Team
- Financial forecast
- Appendix

CAE Media

Art Events and Media Marketing

SERVICES

- Direct Sale of advertising space to advertisers
- The sale of overall art-related marketing and branding solutions targeting our key market segment
- Marketing support for Artslux products and services to enhance Artlux clients' existing marketing and sales channels

MARKETING RESOURCES

- **Art Events**
  1. ***China International Gallery Exposition***, Asia's largest art fair and exhibition
  2. ***GREEN Exposition***, a major Chinese art fair focused on up and coming Chinese artists.
  3. **Branding Events:** customized art exhibition branding and marketing events designed to enhance the image and overall class of a brand and products by associating it with high-end artwork and famous artists. (to be launched)
  4. **Other:** Designer and wine expositions to be launched under the CIGE brand
- **Databases:** includes our own 10,000 member database of leading Chinese artists, galleries, and collectors. We also plan to leverage the databases of future Artslux partner producers.
- **Art Media**
  1. ***Gallery Guide Magazine***, Asia's largest art fair and exhibition
  2. ***Hurun Art List***, in negotiations to become a sales agent for Hurun Art Magazine, China's authoritative artist ranking list and art magazine.
  3. **Other:** plan to partner with other art publications as well as art themed TV shows, online websites, etc to
- **China Art Club**: a members only platform to promote art through seminars and private evens, and to offer special art consulting services, and rewards programs, among other features. (to be launched)

Artslux

Art Themed Product Development & Marketing

ACG leverages its artist and creative resource integration capabilities to partner with leading high-end/ luxury goods producers, top financial institutions, and leading real estate companies to create and design value adding art-themed products and services to existing product lines.

MODEL

* Create added value to existing products and services by creating art inspired product lines from existing goods and services.
* The goods and services created by Artslux are owned exclusively by our partnered producers, institutions, and companies. ACG does not retain stock of any of the products.
* The products and services are sold through the existing sales channels of the producers, with ACG providing additional marketing support through its own art related marketing channels.
* In exchange for our services, we negotiate a commission on sales typically ranging from 5%-30%

PARTNERS

* We work with all major Chinese artists, designers, home designers, galleries, and foundations to source our pool of artwork and design talent
* We parter with major luxury and high-end goods and services producers, major Chinese financial institutions such as banks and hedge funds, and leading Chinese real estate developers to design tailor made art/artist inspired products and services
* Because the goods and services we help our clients create are owned and sold by the clients themselves, we only partner with companies that already have major distribution and marketing channels, thereby insuring a high volume of sales and guaranteeing us a high commission rate.

Artslux

ARTCHINA GROUP

Art Themed Product Development & Marketing

OUR PRODUCTS & SERVICES

1. **Art Branded High-End and Luxury Goods**
   - Wines and Spirits: bottles of wines/spirits featuring limited edition artist labels
   - Other: watches, cigar boxes, jewelry, furniture, electronics, etc. designed by famous artists or featuring their artworks
   - We have already partnered with Chinese artist Cheng Yifei and Chateau Pey La Tour to produce and launch a limited edition artist collection of Chateau Pey La Tour.
   - Other potential partners: Swatch, Lenovo, China Unicom, etc.
2. **Financial Services and Products**
   - We plan to partner with banks and major financial institutions to create:
     1. Art themed banking products and services including credit cards for high-net individual customers
     2. Art themed luxury goods as special gifts for high value clients
     3. Art themed luxury goods for for loyalty rewards programs and for sale in product catalogues
   - Potential clients would include:
     1. China Merchant's Bank
     2. Harvest Fund
     3. Industrial and Commercial Bank of China (ICBC)
     4. China Minsheng Bank (CMBC)

Artslux

Art Themed Product Development & Marketing

3. **Art Branded Real Estate**

* **Type of Real Estate projects**
  - artist living/work spaces, galleries, exhibition spaces, multi-function art galleries, museums, auction houses and other facilities

* **Services**:
  1. Concept planning
     - includes project viability reports and conceptual designs contracted to third parties specialists
  2. Secure required art related resources
     - access to artists and galleries
  3. Facilitating land acquisition
     - use our unique development concepts and access to resources to lobby local governments
  4. Marketing and Sales
     - leverage our art related marketing and sales channels

* **Revenues:**
  1. Consulting fees; and
  2. Either
     a) a direct equity ownership in a development project (land), or;
     b) a commission of sales.

Table of contents

* Summary
* Business Description
* Management Team
* Financial forecast
* Appendix

Management Team



Miss Wang Yihan: Chairperson and CEO

Wang Yihan is the founder, director, and CEO of Beijing Chinese Art Exposition Media Co. Ltd. and one of China's most well known art curators. Under her leadership, China Art Exposition Media Co Ltd., launched the China International Gallery Exposition, Asia largest and best known art exposition event. In addition to her position with Beijing Chinese Art Exposition Media Co. Ltd., Miss Wang has been a guest lecturer at the Anhui Normal University, served as the general manager and artistic director of Beijing Soka Art Center, and was recognized as one of China's top ten women role models by the China Women's Achievement Awards. Miss Wang holds a master's degree in art from the Beijing Capital Normal University.



Mrs. Carla Zhou: CFO

Mrs. Carla Zhou is a corporate financial manager with over ten years experience. She has served as ArtChina Group's acting CFO since April 2009. She served as financial comptroller of the US firm FORMICA until 1999 when she became the financial comptroller for Sun Media Group. In her time since joining Sun Media Group, Mrs. Zhou has served as the group's FC, HR Director, CFO, and Senior Vice-President. She is currently the CEO of Sun Marketing Group and Secretary General of the Sun Culture Foundation. She has an undergraduate degree from the Shanghai Institute of Finance and an EMBA from Tsinghua University.

Management Team



Simon Kubski: SVP for Business Development and Corporate Affairs

Fluent in Mandarin Chinese, Mr Kubski is an experienced and capable China-based business manager who has been living and working in China for the last four and a half years. Since the summer of 2008, he has served as Vice President of Business Development for Redrock Thinktank Ltd. As VP of Business Development, was responsible for negotiating and managing international investment projects in China including venture capital investments in joint venture companies, as well as managing financial advisory projects like IPOs of Chinese companies in foreign markets.



Sally Fei: Director of Marketing and Sales

Mrs. Sally Fei is a senior PR consult and General Manager of Primo Relations. She has over a decade of service in the PR industry, including corporate service within top brands under LVMH group (Dior) and other international luxury brands (Sisley, DeBeers). She is a leading authority in brand image management and PR communication and training, with industry-wide recognition and credibility.

Management Team



Yu Huiyang: Director of Product Development

Mr Yuhuiyang is the operational manager of Artslux's product development and marketing. Before joining ACG, Mr. Yu served as executive director of Lan Fine Jewellery and was responsible for the start up phase of operations including the company's brand management, public relations, production, and sales. Prior to that Mr Yu was engaged in public relations and media related work with Sun Media Investment Holdings Ltd., a leading Chinese media operations and investment company. Mr Huiyang has a degree in English and will soon complete an MBA at the International University of Business and Economics(UIBE).

Table of contents

* Summary
* Business Description
* Management Team
* Financial forecast
* Appendix

2 Year Financial Forecast

US$	October 2010 to September 2011			October 2010 to September 2011		
Revenue						
China International Gallery Exposition	661,764			827,205		
GREEN Exposition	176,470			220,588		
Branding Events	882,353			1,102,941		
Gallery Guide Magazine	529,411			661,764		
CAE Media	**2,249,998**			**2,812,497**		
Consumer Products	1,235,264			1,544,080		
Financial Services/Products	-	-	-	-	-	-
Real Estate	6,029,411			7,352,941		
Artslux	**7,264,675**			**8,897,021**		
Total Revenue	**9,514,673**			**11,709,519**		
Cost	**Total**	**Cost of Sales**	**SG&A**	**Total**	**Cost of Sales**	**SG&A**
China International Gallery Exposition	165,441	66,176	99,265	185,294	74,118	111,176
GREEN Exposition	52,941	21,176	31,765	59,294	23,718	35,576
Branding Events	529,411	211,764	317,647	592,940	237,176	355,764
Gallery Guide Magazine	264,705	105,882	158,823	296,470	118,588	177,882
CAE Media	**1,012,498**			**1,133,998**		
Consumer Products	269,500	80,850	188,650	301,840	90,552	211,288
Financial Services/Products	-	-	-	-	-	-
Real Estate	301,471	90,441	211,029	367,647	110,294	257,353
Artslux	**570,971**			**669,487**		
Total Costs	**1,583,469**			**1,803,485**		
Operating Profit	**7,931,204**			**9,906,034**		
Income Tax	**2,537,985**			**3,169,931**		
Net Profit	**5,393,219**			**6,736,103**		

Notes

The financial projections included herein reflect the forecast for taxable income or loss, and potential cash flow arising out of the projected future operations of the Company. These projections do not conform to generally accepted accounting principals and represent reasonable estimates of revenues and expenses associated with these future operations. The projections are premised upon assumptions made by management regarding future events which at this time are uncertain. In addition, these assumptions are based upon certain principles, including management's best estimate of likely results which in some cases includes consultations with third parties, all of which are not precise and subject to change. Accordingly, no assurance can be given that the projected results of operations can be attained and, to that extent, the actual results may be less than the projected results.

For CAE Media

1. China International Gallery Exposition:
- 30,000 square meter exhibition space with 10,000 to 15,000 visitors
- 1 advertisement installation per 1,000 square meters= 30 advertising instillations
- 1 advertisement installation sale price $22,058 (based on our consultation with certain marketing companies)
- Average cost to the ACG per installation is expected to be 25% (based on our consultation with certain marketing and advertising companies)

2. GREEN:
- 8,000 square meter exhibition space
- 1 advertisement installation per 666 square meters= 12 advertising instillations
- 1 advertisement installation installation sale price $14,613 (based on our consultation with certain marketing companies)
- Average cost to ACG per installation is expected to be 30% (based on our consultation with certain marketing and advertising companies).

3. Branding Events:
- 4 branding events per year
- $220,588 per event in revenue (based on our consultation with certain marketing companies, art exhibitions companies and potential advertisers)
- Costs are estimated at 60% of revenues (based on our consultation with certain marketing companies and art exhibition companies)

4. Branding Events:
- 4 branding events per year
- $220,588 per event in revenue (based on our consultation with certain marketing companies, art exhibitions companies and potential advertisers)
- Costs are estimated at 60% of revenues (based on our consultation with certain marketing companies and art exhibition companies)

5. Gallery Guide Magazine
- 12 issues a year, with each issue generating $44,117 in advertising revenues with costs on average of 50% (based on our consultation with publishers and advertising companies)

Notes

ARTCHINA GROUP

For Artslux

1. Consumer Products (in this forecast we limited our products to wines only):

A) Wine Co. A (no formal agreement)
- 10,000 bottles expected to be sold (based on consultations with Junding)
- Price per bottle: $264 (based on existing price of similar product)
- Commission: 20% (based on initial consultations with Wine Co. A)
- Direct Costs: $89,833 (based on cost of design and SG&A which is roughly the same for each wine product)

B) Wine Co. B (no formal agreement)
- 100,000 bottles expected to be sold (based on a % of overall annual sales of Wine Co. B)
- Price per bottle: $53 (based on a 15% markup of prices)
- Commission: 10% (based our industry knowledge and consultation with marketing and sales companies)
- Costs: $89,833

C) Other Wine Co. (no formal agreement)
- 1,000 bottles expected to be sold (based on consultations with wine suppliers)
- Price per bottle: $882 (based on a 15% markup of prices)
- Commission: 20% (based our ongoing negotiations with suppliers)
- Costs: $89,833

*All revenues here are booked in first fiscal year. We estimated a 15% increase in revenues for fiscal year 2

2. Financial Product:
- At this time we do not have concrete product opportunities but have been approached by major financial institutions

3. Real Estate:

A) Project A (no formal agreement)
- 400 hectares of land valued at $477,941/hectare (based on fair market value)
- 1% percent equity ownership
- Costs: $95,588 (based on consultation with various professional service providers and real estate consultants)
- Revenues and costs were booked in FY2011

B) Project B (no formal agreement)
- 400,000 sq. meters valued at $1,029/meter (based on fair market value)
- 2% percent equity ownership
- Costs: $205,882 (based on consultation with various professional service providers and real estate consultants)
- Revenues and costs were booked in over FY2011 and FY2012

C) Project C (no formal agreement)
- 400 hectares of land at $294,117/hectare (based on fair market value)
- 1% percent equity ownership
- Costs: $132,352 (based on consultation with various professional service providers and real estate consultants)
- Revenues and costs were booked in FY2012

D) Project D (no formal agreement)
- 133 hectares of land at $196,078/hectare (based on fair market value)
- 1% percent equity ownership
- Costs: $132,352 (based on consultation with various professional service providers and real estate consultants)
- Revenues and costs were booked in FY2012

AG
中艺博集团
ARTCHINA
GROUP





THANK YOU!

For more information please contact
Simon Kubski:

kubski@redrockinvestment.cn

Table of contents

* Summary
* Business Description
* Management Team
* Financial forecast
* Appendix

Appendix: Marketing Channels

China International Gallery Exposition

- China International Gallery Exposition ("CIGE") is an international art event organization approved by China's Ministry of Culture. It was launched in 2004 by Art China's subsidiary Beijing Chinese Art Exhibition Media Co. Ltd., and has since become the most well known art exposition in the Asia Pacific region with hundreds of artists from over thirty countries and regions showcasing their works.
- CIGE's 2010 China International Gallery Exposition was held from the 21st-25th of April at the China World Trade Exhibition Hall in Beijing. The event attracted dozens of renowned galleries from around the world and over ten thousand visitors. The exposition played host to a wide range of art forms including photography, multimedia, oil painting, sculpture, and integrated art.
- Following the large scale growth of the China International Gallery Exposition over the last 7 years, CIGE aims to launch a world wide exhibition tour that will serve as a platform for showcasing chinese and western art and culture
- In order to diversify and strengthen the exposition's influence, CIGE plans to expand the range of the type of art exhibitions it manages by beginning to produce wine/art appreciation,interior design,creative design, regional, and eco-friendly art exhibitions.
- We own all advertising sales rights to CIGE.


CIGE
2009
BEIJING





Appendix: Marketing Channels

GREEN Exhibition

- In September 2009, CIGE launched "GREEN", an art and design fair focused exclusively on promoting a new generation of artists and designers focused on environmentally sustainability.
- GREEN is an international art event that acts as a platform for discussion around art and design, environmental and economic sustainability, and the modern urban lifestyle. Artists and designers featured in the event are predominantly emerging artists from around the world with a focus on green art/design. GREEN also features panel discussions and speakers.
- In 2010, GREEN expects over 200 modern contemporary artists/designers from around the world to showcase more than one thousand pieces of work.







Appendix: Marketing Channels

Art Media 1：CIGE Gallery Guide Magazine

- CIGE Gallery Guide magazine is a monthly publication targeting China's high end art galleries, collectors, and artists with news and information on China's and the international art industry.
- The magazine launched its first issue on March 20, 2010, and was distributed to over 10,000 readers.
- The magazine provides advertising channels reaching a highly valuable Chinese consumer group. Through a partnership with Sun Marketing Group, it also has advertising access in twelve third party, high-end magazines.
- Gallery Guide's distribution channels include:
  - CIGE's existing consumer database, which includes galleries, collectors, and artists.
  - Galleries and exhibition spaces
  - Displays at high end restaurants, hotels, bars, etc.
  - Consumer databases belonging to third party partners


CIGE
GALLERY
GUIDE
ISSUE 01
APR
2010

Appendix: Future Marketing Channels

Art Media：Hurun Art Magazine

- ACG expects to become Hurun Art Magazine advertising sales agent.
- The Hurun Art Magazine tracks China's art market by listing the net value of Chinese artists and artwork, as well as covering major events in China's art world.
- The list is published four times a year as a special insert in the Hurun Report magazine.
- Hurun Report is the annual publisher of China's rich list, and it is widely considered to be the authoritative source for tracking Chinese executives and Chinese entrepreneurs.
- Every issue the magazine is distributed to over 90,000 Chinese with a net worth of over RMB40,000,000, the majority of whom are over 40 and 92% of which are company executives. Over the last ten years the magazine has been at the forefront of mapping the developing Chinese business strategies, investment opportunities, and the new lifestyles emerging as a result of the growth of a wealthy class of Chinese entrepreneurs and business people.
- Through Hurun Report, our Hurun Art Magazine is distributed to this affluent and influential consumer group.


胡润百富


ART LIST
胡润艺术榜

Appendix: Future Marketing Channels

Members Club Services：China Art Club

- ACG plans to launch China Art Club.
- We expect to leverage our expanding consumer database, as well as partner third party databases, to launch unique members management services targeting wealth Chinese.
- The China Art Club will offer its high net worth member's specialized art and luxury services, including art education and consulting services, direct sales services, rewards programs, etc..
- Through the data collected, ACG will then begin offering database marketing solutions and customer relation's management (CRM) services to advertisers and clients.



China Art Club
Database Resources
CIGE's 7 year old consumer database
Alliance of consumer database with high-end chinese members clubs and the ICBC's Fortune Client Center
Individual Member Management
1. Database Marketing
2. Services Art Consulting, Art Eduction, and Product Sales Services
Target Members: Government officials, managers of financial institutions, business executives, celebrities, entrepreneur
Database Resources
Hurun Art List consumer database
Junding Leader's Club, In Focus, China Business Association, and other partnered member databases

Artslux: Product Marketing & Sales

Luxury Goods Sales: Red Wines

Chen Yifei Limited Edition Red Wine

In order to commemorate Chen Yifei's 64th birthday and the fifth anniversary of his death, Artslux has partnered with the Chen Yifei Foundation and Bordeaux's Chateau Pey La Tour to launch a limited wine featuring labels with Chen Yifei's masterpiece the 'Harpist' (1988) on limited bottles of Chateau Pey La Tour red wine. The rare collection will be launched in June of this year in cooperation with world renowned Asian Wine consultant, Mr. Ye Fuzhang, who is known for his reputation as a wine connoisseur and consultant. The limited edition artist collection is the first of its kind in Asia, and will be a prized and valuable commodity for wine collectors worldwide.


CHATEAU
PEY LA TOUR